SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
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                              Form 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report (date of earliest event reported): July 8, 1996


                  Ambassadors International, Inc.
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                   (Exact Name of Registrant as
                     Specified in Its Charter)


                              Delaware
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                    (State or Other Jurisdiction
                         of Incorporation)


        33-93586                                    91-1688605
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(Commission File Number)                         (I.R.S. Employer
                                              Identification Number)


                   Dwight D. Eisenhower Building
                         110 S. Ferrall St.
                     Spokane, Washington 99202
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              (Address of Principal Executive Offices)


                           (509) 534-6200
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                  (Registrant's Telephone Number,
                        Including Area Code)


                           Not Applicable
              ----------------------------------------
                   (Former Name or Former Address
                   if Changed Since Last Report)

Item 5.  Other Events
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John T. Tatham resigned as the Chief Operating Officer of Registrant's wholly-owned subsidiary, Ambassador Programs, Inc., as of the close of business on July 8, 1996.


SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           AMBASSADORS INTERNATIONAL, INC.
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                           Registrant


Date: July 8, 1996         By: /s/ John A. Ueberroth
                               ----------------------------
                               John A. Ueberroth, President